Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Mark R. Fetting, chief executive officer of Legg Mason Global Trust, Inc., a Maryland corporation (the “Corporation”), certify that, to my knowledge:

1.     The Corporation’s periodic report on Form N-CSR for the period-end June 30, 2007, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Corporation.

/s/ Mark R. Fetting                                                                                       August 28, 2007

Mark R. Fetting                                                                                             Date

President

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Marie K. Karpinski, chief financial officer of Legg Mason Global Trust, Inc., a Maryland corporation (the “Corporation”), certify that, to my knowledge:

1.     The Corporation’s periodic report on Form N-CSR for the period-end June 30, 2007, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Corporation.

/s/ Marie K. Karpinski                                                                                       August 17, 2007

Marie K. Karpinski                                                                                             Date

Vice President and Chief Financial Officer